Exhibit 21.1
Subsidiaries of Arthur J. Gallagher & Co.
The following is a list of all of the majority-owned and consolidated subsidiaries of Arthur J. Gallagher & Co. as of January 31, 2026.

Company Name	Domicile
2950 Land Company Manager, LLC	United States
2950 Land Company, LLC	United States
A.C.N. 003 030 180 Pty Ltd	Australia
A.C.N. 082 459 372 Pty Ltd	Australia
Accretive Asset Protection Insurance Solutions, LLC	United States
Accretive Enrollment Services, LLC	United States
Accretive General Agency, LLC	United States
Accretive Global Insurance Services, LLC	United States
Accretive Global Risk Advisors, LLC	United States
Accretive Healthcare Solutions, LLC	United States
Accretive Individual Choice Insurance Solutions, LLC	United States
Accretive Insurance Solutions, Inc.	United States
Accretive Specialty Insurance Solutions, LLC	United States
Accretive Wholesale Insurance Services, LLC	United States
Acorn Topco Limited	Guernsey
Adams & Porter Sociedade De Corretagem De Seguros Ltda.	Brazil
AJG (EMEA) Limited	United Kingdom
AJG Acquisition Finance Limited	United Kingdom
AJG Cash Holdings Limited	United Kingdom
AJG Cash Management LLC	United States
AJG Coal, LLC	United States
AJG Financial Services, LLC	United States
AJG Holding (Chile) SpA	Chile
AJG Meadows, LLC	United States
AJG North America ULC	Canada
AJGRMS Of Louisiana, LLC	United States
Alesco Risk Management Services Limited	United Kingdom
Alize Ltd.	Bermuda
Allied Claims Administration, Inc.	United States
Allied Risk Holdings Limited	Ireland
American Freedom Carriers, Inc.	United States
American Risk Services, LLC	United States
Anchorman Insurance Consultants Limited	United Kingdom
Another Day Investigations Limited	United Kingdom
Another Day Limited	United Kingdom
AP Benefit Advisors, LLC	United States

AP Design Professionals Insurance Services LLC	United States
Artex Advisory & Analytics Ltd.	Bermuda
Artex Axcell (Guernsey) PCC Limited	Guernsey
Artex Axcell PCC (Vermont), Inc.	United States
Artex Axcell PIC Ltd.	Bermuda
Artex Axcell Re (Bermuda) Ltd.	Bermuda
Artex Axcell SEG Ltd.	Bermuda
Artex Axcell SPC (Cayman) Limited	Cayman Islands
Artex Corporate Services (Bermuda) Ltd.	Bermuda
Artex Corporate Services (Cayman) Ltd.	Cayman Islands
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Malta) Limited	Malta
Artex Fund Services Ltd.	Bermuda
Artex Fund Services USA, Inc.	United States
Artex Holdings (Malta) Limited	Malta
Artex ILS Services UK Ltd	United Kingdom
Artex Insurance Brokers (Europe) PCC Limited	Malta
Artex Insurance (Tennessee) PCCIC, Inc.	United States
Artex Insurance ICC Limited	Guernsey
Artex Insurance Management (Bermuda) Ltd.	Bermuda
Artex Insurance Management (Cayman) Ltd.	Cayman Islands
Artex Insurance Management (Ireland) Limited	Ireland
Artex Risk Solutions (Bermuda) Ltd.	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Risk Solutions (International) Limited	Guernsey
Artex Risk Solutions (Ireland) Limited	Ireland
Artex Risk Solutions (Malta) Limited	Malta
Artex Risk Solutions (Singapore) Pte. Ltd.	Singapore
Artex Risk Solutions (UK Advisory) Limited	United Kingdom
Artex Risk Solutions (UK) Ltd	United Kingdom
Artex Risk Solutions Limited	United Arab Emirates
Artex Risk Solutions, Inc.	United States
Artex Risk Solutions, Inc.	Anguilla
Artex Services (Private) Limited	Sri Lanka
Arthur J Gallagher (Norway) Holdings AS	Norway
Arthur J Gallagher Brim AB	Sweden
Arthur J Gallagher Nordic AB	Sweden
Arthur J. Gallagher Panamá Corredores de Reaseguros SA	Panama
Arthur J Gallagher Proinova AB	Sweden
Arthur J Gallagher Proinova Agency AB	Sweden
Arthur J. Gallagher & Co (AUS) Limited	Australia

Arthur J. Gallagher & Co (NZ) Limited	New Zealand
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher (Bermuda) Holding Partnership	Bermuda
Arthur J. Gallagher (Illinois), LLC	United States
Arthur J. Gallagher (Liechtenstein) AG	Liechtenstein
Arthur J. Gallagher (Life Solutions) Pty Ltd	Australia
Arthur J. Gallagher (Schweiz) AG	Switzerland
Arthur J. Gallagher (Singapore) Pte. Ltd.	Singapore
Arthur J. Gallagher (UK) Limited	United Kingdom
Arthur J. Gallagher Asesoria S.A.C.	Peru
Arthur J. Gallagher Australasia Holdings Pty Ltd	Australia
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Arthur J. Gallagher Canada Limited	Canada
Arthur J. Gallagher Chile Corredores de Reaseguros SpA	Chile
Arthur J. Gallagher Corredores de Seguros S.A.	Colombia
Arthur J. Gallagher Corredores de Seguros SpA.	Chile
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Holdings (Ireland) Limited	Ireland
Arthur J. Gallagher Holdings (UK) Limited	United Kingdom
Arthur J. Gallagher Insurance Brokers (Ireland) Limited	Ireland
Arthur J. Gallagher Insurance Brokers Limited	United Kingdom
Arthur J. Gallagher Latin America, LLC	United States
Arthur J. Gallagher Peru Corredores de Reaseguros S.A.	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A.	Peru
Arthur J. Gallagher Re Colombia Ltda. Corredores de Reaseguros S.A.	Colombia
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Risk Management Services, LLC	United States
Arthur J. Gallagher Service Company, LLC	United States
Arthur J. Gallagher Services (UK) Limited	United Kingdom
Assured NL Insurance Services, Inc.	United States
AssuredPartners Aerospace, LLC	United States
AssuredPartners Air, LLC	United States
AssuredPartners Annuity & Life Insurance Services, LLC	United States
AssuredPartners AP Ireland Limited	Ireland
AssuredPartners Capital, Inc.	United States
AssuredPartners Financial Services, LLC	United States
AssuredPartners Great Plains, LLC	United States
AssuredPartners Gulf Coast Insurance Agency, LLC	United States
AssuredPartners International Limited	United Kingdom
AssuredPartners Investment Advisors, LLC	United States

AssuredPartners Jamison LLC	United States
AssuredPartners London Limited	United Kingdom
AssuredPartners New England, Inc.	United States
AssuredPartners NL, LLC	United States
AssuredPartners Northeast, LLC	United States
AssuredPartners of Alabama, LLC	United States
AssuredPartners of Arizona, LLC	United States
AssuredPartners of California Insurance Services, LLC	United States
AssuredPartners of Colorado, LLC	United States
AssuredPartners of Florida, LLC	United States
AssuredPartners of Georgia, LLC	United States
AssuredPartners of Houston, LLC	United States
AssuredPartners of Illinois, LLC	United States
AssuredPartners of Indiana LLC	United States
AssuredPartners of Kansas, LLC	United States
AssuredPartners of Maryland, LLC	United States
AssuredPartners of Michigan, LLC	United States
AssuredPartners of Minnesota L.L.C.	United States
AssuredPartners of Mississippi, LLC	United States
AssuredPartners of Missouri, LLC	United States
AssuredPartners of Nevada, LLC	United States
AssuredPartners of New Jersey, LLC	United States
AssuredPartners of North Carolina, LLC	United States
AssuredPartners of Ohio, LLC	United States
AssuredPartners of Oregon, LLC	United States
AssuredPartners of Pennsylvania, LLC	United States
AssuredPartners of South Carolina, LLC	United States
AssuredPartners of Tennessee, LLC	United States
AssuredPartners of Texas, LLC	United States
AssuredPartners of Virginia, LLC	United States
AssuredPartners of Washington, LLC	United States
AssuredPartners of West Virginia, LLC	United States
AssuredPartners Regions LTD	United Kingdom
AssuredPartners Specialty Insurance Brokers, LLC	United States
AssuredPartners SRL	Belgium
AssuredPartners, Inc.	United States
AT Squared Holdings Limited	United Kingdom
Avantek Pty Ltd	Australia
Axe Insurance PCC Limited	Guernsey
Barnes Commercial Limited	United Kingdom
BCHR UK Holdings Ltd	United Kingdom
Beacon Financial Acquisition Corporation	United States
Bellisle Pty. Ltd.	Australia

Benefit Technology Resources, LLC	United States
Bircroft Group Limited	United Kingdom
Bircroft Insurance Services Limited	United Kingdom
Blueleaf Consulting Pty Limited	Australia
BMM (P&T) Ltd	United Kingdom
Bollinger Insurance Services, Inc.	United States
Bollinger, Inc.	United States
Bollington Insurance Brokers Limited	United Kingdom
Bollington Wilson Group Limited	United Kingdom
Bollington Wilson Limited	United Kingdom
Bonus Drive Canada Limited	Canada
Boon Administrative Services, Inc.	United States
Boon Investment Group, Inc.	United States
Borland Insurance Limited	United Kingdom
Breckenridge Insurance Services, LLC	United States
Bremer Insurance Agencies, Inc.	United States
Buck Capability Centre Private Limited	India
Buck Global Nederland B.V.	Netherlands
Buck Global, LLC	United States
Caburn Hope Limited	United Kingdom
Cadence Insurance, Inc.	United States
Camco One Limited	United Kingdom
Carvalho & Motta Corretora de Seguros Ltda.	Brazil
CGM Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Chamber Insurance Agency Services, LLC	United States
Charity First Insurance Services, Inc.	United States
Chase Assessoria Empresarial Ltda.	Brazil
CIA Insurance Services Limited	United Kingdom
Cintran Claims Canada Limited	Canada
City Financial Marketing Group Limited	Ireland
CKH Limited	United Kingdom
CLA (Risk Solutions) Limited	United Kingdom
Claims Settlement Agencies Limited	United Kingdom
Clements Europe Limited	United Kingdom
Clements Insurance Services Limited	Ireland
Club Insure Limited	United Kingdom
College and University Scholastic Excess Risk Purchasing Group, LLC	United States
Complete Financial Balance Pty Ltd	Australia
Concert Consulting UK Limited	United Kingdom
Copper Mountain Assurance, Inc.	United States
Corporate Services Network Pty Ltd	Australia

Countrywide Accident Assistance Limited	United Kingdom
Dawson & Keenan Insurance Ltd	Canada
Devitt Insurance Services Limited	United Kingdom
Dinâmica Administração e Corretagem de Seguros Ltda.	Brazil
Dolphin Midco, Inc.	United States
Dolphin TopCo, Inc.	United States
Doyle Insurance Brokers (Wexford) Limited	Ireland
Education Protect Limited	United Kingdom
Education Protect Northern Ireland Limited	United Kingdom
Education Protect Scotland Limited	United Kingdom
Educational Excess Purchasing Group, Inc., NFP	United States
Effectus Consulting Pty Ltd	Australia
Elantis Premium Funding (NZ) Limited	New Zealand
Elantis Premium Funding Limited	Australia
Encore Insurance Services Inc.	Canada
Environmental & Risk Management Services Philippines Inc.	Philippines
Erimus Group Limited	United Kingdom
Erimus Holdings Teesside Limited	United Kingdom
Evergreen/UNI LLC	United States
Evolin Broking Limited	United Kingdom
Evolin Holdings Limited	United Kingdom
F Wilson (Insurance Brokers) Limited	United Kingdom
F1rst Actuarial LLP	United Kingdom
F1rst Actuarial Limited	United Kingdom
FE Protect Ltd	United Kingdom
Finergy Solutions Pty Ltd	Australia
Finib Oy	Finland
First Benefit Administrators, Inc.	United States
First Ireland Risk Management Limited	Ireland
First Premium, Inc.	United States
Fortify Marine Limited	United Kingdom
Fortress Financial Solutions Pty Ltd	Australia
Fortress Insurance LLC	United States
Fraser MacAndrew Ryan Limited	New Zealand
Fred C. Church, Inc.	United States
Freeboard Maritime Limited	United Kingdom
Friary Intermediate Limited	United Kingdom
Frontier Financial Services Limited	Bermuda
Gallagher (Administration & Investment) Limited	United Kingdom
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Gallagher (Malta) Limited	Malta
Gallagher (Shanghai) Insurance Brokers Co. Ltd 上海安睿嘉尔保险经纪有限公司	China

Gallagher Actuarial Consultants Limited	United Kingdom
Gallagher Affinity Insurance Services, Inc.	United States
Gallagher Argentina Corredores de Reaseguros S.A.	Argentina
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Insurance Services Limited	United Kingdom
Gallagher Bassett International Ltd.	United Kingdom
Gallagher Bassett NZ Limited	New Zealand
Gallagher Bassett Services Pty Ltd	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd	Australia
Gallagher Bassett Services, Inc.	United States
Gallagher Bassett Technical Services, LLC	United States
Gallagher Benefit Services (Canada) Group Inc.	Canada
Gallagher Benefit Services (Holdings) Limited	United Kingdom
Gallagher Benefit Services Management Company Limited	United Kingdom
Gallagher Benefit Services NZ Limited	New Zealand
Gallagher Benefit Services Pty Ltd	Australia
Gallagher Benefit Services, Inc.	United States
Gallagher Benefits Consulting Limited	United Kingdom
Gallagher Benefits Pty Ltd	Australia
Gallagher Brasil Corretora De Resseguros Ltda.	Brazil
Gallagher Brasil Corretora de Seguros Ltda.	Brazil
Gallagher Brasil Holdings Ltda.	Brazil
Gallagher Canada Acquisition Corporation	Canada
Gallagher Caribbean Group Limited	Saint Lucia
Gallagher Center of Excellence Latam SAS	Colombia
Gallagher Center of Excellence Philippines Inc.	Philippines
Gallagher Clean Energy, LLC	United States
Gallagher Colombia (UK) Holdings Limited	United Kingdom
Gallagher Colombia (UK) Limited	United Kingdom
Gallagher Communication Limited	United Kingdom
Gallagher Consultants (Healthcare) Limited	United Kingdom
Gallagher Consulting Ltda	Colombia
Gallagher Corporate Services, LLC	United States
Gallagher Energy Risk Services Inc.	Canada
Gallagher European Holdings Limited	United Kingdom
Gallagher Fiduciary Advisors, LLC	United States
Gallagher Global Acquisition Finance Ltd	Bermuda
Gallagher Global Cash Holdings Ltd	Bermuda
Gallagher Global Cash Management Limited	United Kingdom
Gallagher GmbH	Germany
Gallagher Holdings & Management (EMEA) Ltd	United Kingdom

Gallagher Holdings (UK) Limited	United Kingdom
Gallagher Insurance Bermuda Ltd.	Bermuda
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers (Beijing) Limited 安睿嘉尔保险经纪（北京）有限公司	China
Gallagher Insurance Brokers (Cayman) Limited	Cayman Islands
Gallagher Insurance Brokers (Hong Kong) Limited 安睿嘉爾保險經紀(香港)有限公司	Hong Kong
Gallagher Insurance Brokers (Philippines), Inc.	Philippines
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	Saint Kitts and Nevis
Gallagher Insurance Brokers (St. Lucia) Limited	Saint Lucia
Gallagher Insurance Brokers (St. Vincent) Limited	Saint Vincent & the Grenadines
Gallagher Insurance Brokers (Taiwan) Limited	Taiwan
Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers Private Limited	India
Gallagher Interbrok Corretora de Seguros Ltda.	Brazil
Gallagher International Cash Management SRL	Barbados
Gallagher International Finance Limited	Ireland
Gallagher International Holdings (US) Inc.	United States
Gallagher Investment Advisors, LLC	United States
Gallagher IP Solutions LLC	United States
Gallagher Korea Insurance Brokers Limited	Korea (the Republic of)
Gallagher Management Consulting Taiwan Ltd.	Taiwan
Gallagher Mississippi Brokerage, LLC	United States
Gallagher Norway AS	Norway
Gallagher Re (Nordic) AS	Norway
Gallagher Re (Pty) Limited	South Africa
Gallagher Re A.S.	Czech Republic
Gallagher Re Bermuda Limited	Bermuda
Gallagher Re Canada Inc.	Canada
Gallagher Re GmbH	Germany
Gallagher Re Inc.	United States
Gallagher Re Insurance Program Solutions, LLC	United States
Gallagher Re Italia S.p.A.	Italy
Gallagher Re Japan K.K.	Japan
Gallagher Re Labuan Limited	Malaysia
Gallagher Re Latin America Corretora de Resseguros Ltda.	Brazil
Gallagher Re Ltd, DIFC	United Arab Emirates
Gallagher Re S.A.S.	France
Gallagher Reinsurance Australia (2) Pty Limited	Australia

Gallagher Reinsurance Australia Limited	Australia
Gallagher Reinsurance Brokers Bermuda Limited	Bermuda
Gallagher Reinsurance Brokers Miami, LLC	United States
Gallagher Risk & Reward Limited	United Kingdom
Gallagher Risk Group LLC	United States
Gallagher Risk Placements Pty Ltd	Australia
Gallagher Securities Europe SAS	France
Gallagher Securities UK Limited	United Kingdom
Gallagher Securities, Inc.	United States
Gallagher Service Center LLP	India
Gallagher Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Gallagher Steel Courier Risk Purchasing Group, Inc.	United States
Gallagher US LLC	United States
Gallagher Voluntary Benefits, LLC	United States
Gallagher WIM Corretora De Seguros Ltda.	Brazil
Gallagher's Excellence Center for Agencies Limitada	Colombia
Gallivan Murphy Insurance Brokers Limited	Ireland
Gault Armstrong SARL	New Caledonia
GBCare Texas HCN, LLC	United States
GBCare, LLC	United States
Gbs (Australia) Holdings Pty Ltd	Australia
GBS Administrators, Inc.	United States
GBS Insurance and Financial Services, Inc.	United States
GBS Retirement Services, Inc.	United States
GBS Specialty Markets, LLC	United States
GCAB Corretora de Seguros Ltda.	Brazil
Gesto Saúde Sistemas Informatizados, Consultoria Médica e Corretora de Seguros Ltda.	Brazil
GGB Finance 6 Limited	United Kingdom
GGB Finance 7 Limited	United Kingdom
GGB Finance Holding Ltd	Bermuda
GM Insurance Brokers Limited	United Kingdom
Goggins Insurance Brokers Limited	Ireland
Harman Kemp Limited	United Kingdom
Health and Welfare Benefit Systems, Inc.	United States
Healthcare Professionals Purchasing Group, LLC	United States
Heath Lambert Limited	United Kingdom
Hexagon Insurance PCC Limited	Guernsey
HMG - PCMS Limited	United Kingdom
HonestRx Consulting, LLC	United States
Horseshoe Re Limited	Bermuda
Howell & Ryan Limited	Ireland

iBenefit Communication Investments, Inc.	United States
iBenefit Communication, LLC	United States
IBS Reinsurance Brokers Singapore Pte. Ltd.	Singapore
iBTR MidCo, LLC	United States
InEvexco Ltd	United Kingdom
Innovu Bidco Limited	United Kingdom
Innovu Group Holding Company Limited	Ireland
Innovu Operations Limited	Ireland
Insential, Inc.	United States
Insurance Plus Risk Purchasing Group, LLC	United States
International Surveyors and Adjusters (Benelux) B.V	Netherlands
I-Protect Underwriting Pty Limited	Australia
isure Pty Ltd	Australia
ITech Care - Assessoria Empresarial e em Tecnologia S.A.	Brazil
Jester Insurance Services, Inc.	United States
Joseph Dalton Holdings Inc.	Canada
K&A Administrators, Inc.	United States
Keaney Insurance Brokers Limited	Ireland
Keenan & Associates	United States
Köberich Financial Lines GmbH & Co. KG	Germany
Köberich Verwaltungsgesellschaft mbH	Germany
Lifesure Group Limited	United Kingdom
Lifesure Limited	United Kingdom
LRM Wealth Management Pty Ltd	Australia
Lucantha Marine Insurance, LLC	United States
MA Underwriting Pty Ltd	Australia
Manchester Underwriting Agencies Limited	United Kingdom
Manchester Underwriting Management Limited	United Kingdom
Matt Jensen Insurance Brokers Limited	New Zealand
McKeever and O'Callaghan Insurances Limited	Ireland
MCMM Services Limited	United Kingdom
Mecacem Insurance SPC, Ltd.	Cayman Islands
Meritage Insurance Group, Inc.	United States
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Milne Alexander Pty Ltd	Australia
Momentus Canada Inc.	Canada
Monument Insurance (NZ) Limited	New Zealand
Monument Premium Funding Limited	New Zealand
MPM Finco Pty Ltd	Australia
MUM European Holdings Limited	Malta
Murray Insurance Associates, Inc.	United States
Mutual Brokers Pty. Limited	Australia

My Market Place Pty Ltd	Australia
My Plan Manager Group Pty Ltd	Australia
My Plan Manager.com.au Holdings Pty Ltd	Australia
My Plan Manager.com.au Pty Ltd	Australia
National Disability Support Partners Pty Limited	Australia
National Insurance Services of Wisconsin, Inc.	United States
Nonprofit Insurance Risk Purchasing Group, LLC	United States
OAMPS Ltd.	Australia
O'Callaghan Insurances Limited	Ireland
Offshore Market Placement Limited	New Zealand
Oval EBT Trustees Limited	United Kingdom
Oval Insurance Broking Limited	United Kingdom
Oval Limited	United Kingdom
P.E. Kelly Insurances Limited	Ireland
Pastel Holding (NZ) Company Limited	New Zealand
Pastel Holdings Pty Limited	Australia
Pastel Purchaser (NZ) Limited	New Zealand
Pastel Purchaser Pty Limited	Australia
PEN Insurance Management Advisors, Ltd.	Bermuda
Pen Underwriting Europe AS	Norway
Pen Underwriting Ireland Limited	Ireland
Pen Underwriting Limited	United Kingdom
Pen Underwriting Pty Ltd	Australia
Professional Agents Risk Purchasing Group, Inc.	United States
Property Insurance Initiatives Limited	United Kingdom
PSP Insurance & Financial Solutions Limited	United Kingdom
Public and Non-Profit Excess Risk RPG (PANPER) LLC	United States
Quillco 226 Limited	United Kingdom
R.A. Rossborough (Guernsey) Limited	Guernsey
R.A. Rossborough (Insurance Brokers) Limited	Jersey
Real Estate Services Council Risk Purchasing Group, LLC	United States
Redington Limited	United Kingdom
Rentguard Limited	United Kingdom
Resilea Proprietary Limited	South Africa
RGA Underwriting Limited	United Kingdom
RIBA Insurance Agency Limited	United Kingdom
RIL Administrators (Guernsey) Limited	Guernsey
Risk International Captive Managers, Inc.	Saint Kitts and Nevis
Risk Management Partners Ltd.	United Kingdom
Risk Placement Services, Inc.	United States
Risk Program Administrators LLC	United States
Risk Solution Partners, LLC	United States
Risk-Albert Holdco LLC	United States

Romero Insurance Brokers Limited	United Kingdom
Rossborough Healthcare International Limited	Guernsey
Rossborough Insurance (IOM) Limited	Isle of Man
Saginaw Underwriters, Inc.	United States
Scholastic First Risk Purchasing Group, LLC	United States
Scott Heaman Holdings Inc.	Canada
Sentient Group Limited	United Kingdom
Sentinel Indemnity, LLC	United States
Simply-Communicate Limited	United Kingdom
Smeri AB	Sweden
SRB Management Pty Limited	Australia
Srila Systems (Private) Limited	Sri Lanka
Stackhouse Poland Holdings Ltd	United Kingdom
Stackhouse Poland Limited	United Kingdom
Star Newco Limited	United Kingdom
Stormclose Limited	United Kingdom
Strata Solicitors Ltd	United Kingdom
Super Advice Corporate Services Pty Ltd	Australia
Sydney Reinsurance Brokers Holdings Pty Limited	Australia
Synergy Professional Associates, Inc.	United States
Tay River Holdings Ltd	United Kingdom
Teesside Insurance Consultants Limited	United Kingdom
THB Chile Servicios Administrativos SpA	Chile
The Boon Group, Inc.	United States
The Boon Insurance Agency, Inc.	United States
The EHE Group, LLC	United States
The Wright Agency Limited	United Kingdom
Tompkins Insurance Agencies, Inc.	United States
Tompkins Risk Solutions, Inc.	United States
Total Benefit Specialists Limited	Trinidad and Tobago
Towerhill Insurance Underwriters Inc.	Canada
TPB Insurance Group, Inc.	United States
Trafalgar Marine Trades Limited	United Kingdom
Travel Agents Risk Purchasing Group, Inc.	United States
Uni-Care, Inc.	United States
Vessel Protect Limited	United Kingdom
VIA Financial Group Pty Ltd	Australia
W K Webster & Co Ltd	United Kingdom
W K Webster (Overseas) Ltd	United Kingdom
W.K. Webster (International) Pte. Ltd.	Singapore
Wexford Financial Services Limited	Ireland
Wexford Insurances Group Limited	Ireland
WHTC Ltd	United Kingdom

William Cullen And Sons Limited	Ireland
WKW Services Ltd	United Kingdom
WKWI Services Pte. Ltd.	Singapore
Woodruff-Sawyer & Co.	United States
Woodruff-Sawyer Colorado LLC	United States
Woodruff-Sawyer Oregon, Inc.	United States
WorldSmart Association, Inc.	United States
WSC Commercial Auto Liability Purchasing Group LLC	United States
WSC Massachusetts, LLC	United States
WSC Socal 1, LLC	United States
Zettai Pty Ltd	Australia